UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 14, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 500 South 27th Street Decatur, Illinois 62521 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

On July 14, 2005, Ameren Corporation (“Ameren”) and its subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), Ameren Energy Generating Company (“Genco”) and Illinois Power Company, doing business as AmerenIP (“IP”), (collectively, the “Ameren Companies”), as borrowers, entered into a revolving credit agreement with various lenders from time to time parties to the agreement, initially including among others, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, and JPMorgan Chase Bank, N.A., as administrative agent (the “Ameren Companies July 2005 Revolving Credit Agreement”). A brief description of the terms and conditions of the Ameren Companies July 2005 Revolving Credit Agreement is included under Item 2.03 below and the text of the agreement is included as Exhibit 10.1.

Also on July 14, 2005, Ameren, as borrower, entered into an amended and restated credit agreement which amends and restates its $350 million five-year revolving credit agreement dated as of July 14, 2004 with various lenders from time to time parties to the agreement, including among others, the lenders and administrative agent which are identified above as parties to the Ameren Companies July 2005 Revolving Credit Agreement (the “Ameren July 2005 Amended and Restated Revolving Credit Agreement”). A brief description of the terms and conditions of the Ameren July 2005 Amended and Restated Revolving Credit Agreement is included under Item 2.03 below and the text of the amended and restated agreement is included as Exhibit 10.2. A copy of the July 14, 2004 revolving credit agreement which has been amended and restated was filed as Exhibit 10.2 to Ameren’s combined Form 10-Q for the quarterly period ended June 30, 2004.

ITEM 1.02 Termination of a Material Definition Agreement.

Upon execution of and pursuant to the provisions of the Ameren Companies July 2005 Revolving Credit Agreement, the following Ameren credit agreements and the lenders commitments thereunder were terminated without any early termination penalties incurred by Ameren:

•
The $235 million amended and restated three-year revolving credit agreement dated as of September 21, 2004 with various lenders from time to time parties to the agreement, including among others, the lenders and administrative agent which are identified in Item 1.01 above as parties to the Ameren Companies July 2005 Revolving Credit Agreement (filed as Exhibit 10.1 to Ameren’s combined Form 8-K dated September 21, 2004).

•
The $350 million three-year revolving credit agreement dated as of July 14, 2004 with various lenders from time to time parties to the agreement, including among others, the lenders and administrative agent which are identified in Item 1.01 above as parties to the Ameren Companies July 2005 Revolving Credit Agreement (filed as Exhibit 10.1 to Ameren’s combined Form 10-Q for the quarterly period ended June 30, 2004).

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Ameren Companies July 2005 Revolving Credit Agreement (Exhibit 10.1 hereto) is a five-year revolving credit facility which provides for loans to and letters of credit issued for the accounts of the Ameren Companies in an amount up to $1.150 billion. The entire amount of the facility is available to Ameren. The sum of the outstanding loans made to and letters of credit issued for the account of any of the other Ameren Companies (other than UE) under the facility may not at any time exceed $150 million. The sum of the outstanding loans made to and letters of credit issued for the account of UE under the facility may not at any time exceed $500 million. Three forms of loans are available under the Ameren Companies July 2005 Revolving Credit Agreement: revolving loans provided by the lenders on a committed basis, competitive loans provided on an uncommitted basis through an auction mechanism and swingline loans provided by JPMorgan Chase Bank, N.A. on behalf of all lenders in an amount outstanding at any time not in excess of $100 million. At the option of each of the Ameren Companies, the interest rates applicable under the facility are ABR plus the margin applicable to the particular borrowing Ameren Company and Eurodollar rate plus the margin applicable to the particular borrowing Ameren Company. ABR is a fluctuating interest rate equal to the higher of JPMorgan Chase Bank, N.A.’s prime rate and the sum of the federal funds effective rate plus 1/2 percent per annum. The Eurodollar interest rate is the applicable British Bankers’ Association London interbank offered rate for deposits in U. S. dollars.

The lenders’ commitments under the Ameren Companies July 2005 Revolving Credit Agreement will expire as to Ameren and borrowings by Ameren will mature on July 14, 2010. UE, CIPS, CILCO, Genco and IP are permitted to borrow and obtain letters of credit under the facility during the period of 364 days commencing on
July 14, 2005 and borrowings by these Ameren Companies will mature at the end of the 364 days. At the request of Ameren, the final maturity of the facility may be extended as to each consenting lender on any of the first four anniversaries of the July 14, 2005 closing date. Any of the other Ameren Companies may request 364 day extensions of the maturity of the facility as it applies to that company. The principal amount of each revolving loan will be due and payable no later than the final maturity of the facility in the case of Ameren and the last day of the 364 day period in the case of UE, CIPS, CILCO, Genco and IP. The principal amount of each competitive loan will be due and payable at the end of the interest period applicable to it, which shall not be later then the final maturity date of the facility. Swingline loans will mature five business days after they are made and will be made on same-day notice.

The Ameren Companies July 2005 Revolving Credit Agreement contains conditions to borrowings and issuance of letters of credit similar to those in Ameren’s terminated 2004 credit agreements discussed under Item 1.02 above, including absence of default or unmatured default, accuracy of representations (other than representations as to absence of material adverse change and material litigation) and warranties and required regulatory authorizations. The facility also contains non-financial covenants similar to those in Ameren’s terminated 2004 credit agreements including restrictions on the ability to incur liens, dispose of assets and merge with other entities. It contains a financial covenant that limits each of the Ameren Companies’ (except CILCO’s) total indebtedness to 65 percent of total capitalization pursuant to a defined calculation. CILCO’s total indebtedness is limited to 60 percent of total capitalization. In addition, the Ameren Companies July 2005 Revolving Credit Agreement contains default provisions similar to those in Ameren’s terminated 2004 credit agreements, including a cross default to the occurrence of an event of default under any other agreement covering indebtedness of Ameren and its subsidiaries (other than project finance subsidiaries) and each of the other Ameren Companies in excess of $50 million in the aggregate. The obligation of the Ameren Companies under this facility are several and not joint, and except under limited circumstances, the obligations of UE, CIPS, CILCO, Genco and IP are not guaranteed by Ameren or any other subsidiary.

In addition to Ameren’s 2004 credit agreements discussed under Item 1.02 above, the Ameren Companies July 2005 Revolving Credit Agreement will replace UE’s bilateral credit agreements in an aggregate amount of $153.5 million, CIPS’ bilateral credit agreements in an aggregate amount of $15 million, CILCO’s bilateral credit agreements in an aggregate amount of $60 million and a bilateral credit agreement of Electric Energy, Inc. (an 80 percent-owned subsidiary of Ameren) in the amount of $25 million. The Ameren Companies will use the proceeds of any borrowings under this facility to repay any amounts outstanding under these terminated or replaced credit agreements and for general corporate purposes, including for working capital, commercial paper liquidity support and to fund loans under the Ameren Companies money pool arrangements.

The Ameren July 2005 Amended and Restated Revolving Credit Agreement (Exhibit 10.2 hereto) revises the July 2004 $350 million five-year credit facility by extending the maturity to July 14, 2010, making the entire amount of commitments available in the form of letters of credit as well as loans, and to conform, as applicable, the affirmative and negative covenants, events of default and representations and warranties to the Ameren Companies July 2005 Revolving Credit Agreement.

SECTION 9 - FINANCIALS STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number:        Title:

10.1                Five-Year Revolving Credit Agreement, dated as of July 14, 2005
10.2                Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 14, 2005

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP INC.
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
------------------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: July 15, 2005